Exhibit 99.2

Leading in GI through Growth and InnovationJ.P. Morgan Healthcare Conference | January 11, 2023Presented by Tom McCourtCEO, Ironwood Pharmaceuticals, Inc.Nasdaq: IRWD

Safe Harbor Statement

2

This presentation contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about our ability to execute on our vision; our strategy, business, financial position and operations, including with respect to our strategic priorities; the demand, development, commercial availability and commercial potential of linaclotide and the drivers, timing, impact and results thereof; the potential indications for, and benefits of, linaclotide and our ability to drive LINZESS growth; expectations regarding our financial performance and results, and guidance and expectations related thereto, including, without limitation expectations related to cash and cash equivalents as well as LINZESS U.S. net sales and growth, Ironwood revenue and adjusted EBITDA in 2022 and 2023; expectations related to LINZESS growth in demand and net sales, including year-over-year EUTRx demand growth, TRx market share growth and new patient start volume, maintaining class leading payer access with mid-single-digit price erosion and delivering strong brand margins in 2023; the progress of ongoing clinical trials and the timing of related data readouts;

the size of the pediatric population affected by FC, and IBS-C/CIC, IC/BPS, endometriosis and PBC estimated affected populations; the potential for LINZESS to be the first and only FDA approved Rx therapy to treat functional constipation in pediatric patients aged 6-17; our anticipation for a mid-2023 FC indication with existing 72 mcg dose assuming FDA priority review and approval of the related supplemental new drug application; our expectation to optimize promotion across adult and pediatric indications to drive efficient market penetration; the timing data for the POC study for CNP-104 and of reaching a clear decision point on whether to exercise our option to acquire an exclusive license for CNP-104; the potential for CNP-104 to be the first PBC disease modifying therapy; the potential of IW-

3300 to be an effective treatment of visceral pain conditions, as well as our plans to and begin patient enrollment for POC study in IC/BPS for IW-3300 (including the timing and results thereof). These forward-looking statements speak only as of the date of this presentation, and Ironwood undertakes no obligation to update these forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the effectiveness of development and commercialization efforts by us and our partners; preclinical and clinical development, manufacturing and formulation development of linaclotide, IW-3300, CNP-104 and our product candidates; the risk that clinical programs and studies, inducing for the linaclotide pediatric program, CNP-104 and IW-3300, may not progress or develop as anticipated, including that studies are delayed or discontinued for any reason, such as safety, tolerability, enrollment, manufacturing, economic or other reasons; the risk that findings from our completed nonclinical and clinical studies may not be replicated in later studies; the risk that we or our partners are unable to obtain, maintain or manufacture sufficient LINZESS or our product candidates, or otherwise experience difficulties with respect to supply or manufacturing; the efficacy, safety and tolerability of linaclotide and our product candidates; the risk that the therapeutic opportunities for LINZESS or our product candidates are not as we expect;

decisions by regulatory and judicial authorities; the risk that we may never get additional patent protection for linaclotide and other product candidates, that patents for linaclotide or other products may not provide adequate protection from competition, or that we are not able to successfully protect such patents; the risk that we are unable to manage our expenses or cash use, or are unable to commercialize our products as expected; the risk that the development of any of our clinical pediatric programs in IBS-C and functional constipation in 6 to 17 year-olds, CNP-104 and/or IW-3300 are not successful or that any of our product candidates is not successfully commercialized; the risk that the FDA will not accept our supplemental new drug application and request for priority review for the potential indication in functional constipation in pediatric patients aged 6-17; outcomes in legal proceedings to protect or enforce the patents relating to our products and product candidates, including abbreviated new drug application litigation; the risk that financial and operating results may differ from our projections; developments in the intellectual property landscape; challenges from and rights of competitors or potential competitors; the risk that our planned investments do not have the anticipated effect on our company revenues; developments in accounting guidance or practice; Ironwood’s or AbbVie’s accounting practices, including reporting and settlement practices as between Ironwood and AbbVie; the risk that we are unable to manage our expenses or cash use, or are unable to commercialize our products as expected; the impact of the COVID-19 pandemic; and the risks listed under the heading "Risk Factors" and elsewhere in Ironwood’s Annual Report on Form 10-K for the year ended December 31, 2021,

and in our subsequent SEC filings.

Ironwood uses non-GAAP financial measures in this presentation, which should be considered only a supplement to, and not a substitute for or superior to, GAAP measures. Refer to the Reconciliation of

Non-GAAP Financial Measures to GAAP Results table and to the Reconciliation of Adjusted EBITDA to GAAP net income table and related footnotes on pages 24 and 25 of this presentation. Further,

Ironwood considers the net profit for the U.S. LINZESS brand collaboration with AbbVie in assessing the product’s performance and calculates it based on inputs from both Ironwood and AbbVie. This figure should not be considered a substitute for Ironwood’s GAAP financial results. An explanation of our calculation of this figure is provided in the U.S. LINZESS Brand Collaboration table and related footnotes on page 26 of this presentation.

LINZESS® is a registered trademark of Ironwood Pharmaceuticals, Inc. Any other trademarks referred to in this presentation are the property of their respective owners. All rights reserved.

Ironwood Pharmaceuticals: A profitable, GI-focused healthcare company

Our Vision is to be the Leading U.S. GI Healthcare Company

Proven Success

Launched LINZESS in 2012, which today is a blockbuster brand and the #1 prescribed branded treatment in the U.S. for adults with IBS-C or CIC[1]

Differentiated GI Capabilities

Led by an experienced team with deep GI knowledge, business development savvy, and financial strength underpinned by a strong commitment to patients

Focused Priorities

- Maximize LINZESS
- Strengthen and Progress Innovative GI Portfolio
- Deliver Sustained Profits and Generate Cash Flow

[1] IQVIA Monthly National Prescription Audit, November 2022.

3

Ironwood

Strong execution across our three strategic priorities is positioning our company for future growth

2022 Highlights	2023 Outlook

Maximize LINZESS

2022 Highlights

- ✓ Expect ~10% Y/Y EUTRx demand growth[1]
- ✓ Increased market leading TRx share to 44%[1]
- ✓ All time high in new patient start volume[2]

2023 Outlook

- Continue to invest in LINZESS as a growth brand with targeted promotion and media mix
- Anticipate mid-year new functional constipation (FC) indication in pediatric patients aged 6-17 assuming priority review and FDA approval

Strengthen and Progress Innovative GI Portfolio

2022 Highlights

- ✓ Linaclotide: sNDA submitted for FC in pediatric patients ages 6-17 based on positive phase 3 clinical trial data
- ✓ CNP-104: Initiated proof of concept study (POC) in primary biliary cholangitis (PBC)
- ✓ IW-3300: Completed Phase 1 program and began clinical POC activities for patients with interstitial cystitis / bladder pain syndrome (IC/BPS)

2023 Outlook

- CNP-104: Expect POC study 2H data for PBC opportunity
- IW-3300: Expect POC study dosing in patients with IC/BPS in early 2023
- Actively pursue GI opportunities to broaden portfolio

Deliver Sustained Profits and Generate Cash Flow

2022 Highlights

- ✓ Expect ~$650M in cash and cash equivalents as of year end[3]
- ✓ Completed $150M share repurchase program
- ✓ Repaid remaining $121M principal amount of the 2022 Convertible Notes in cash

2023 Outlook

- Expect continued strong EBITDA and cash flow generation
- Financial strength provides capacity to execute on business development opportunities

[1] IQVIA National Prescription Audit. [2] IQVIA Patient Insights, Q3 2022. [3] 2022 Cash and Cash Equivalents year-end estimate is unaudited, preliminary and based on estimates and may change as we receive final 2022 data and complete the preparation of our 2022 financial statements.

4

Ironwood

LINZESS is a growing, market leading brand with a significant opportunity to reach appropriate new patients

Impressive Demand Growth Since Launch



LINZESS Extended Unit Growth[1]
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
EUTRx Volume
2017
2018
2019
2020
2021
2022

Linzess (linaclotide) capsules
72 mcg • 145 mcg • 290 mcg

Drivers of Continued Growth:

- Strong Clinical Profile
- New Patient Start Acceleration
- IBS-C Guideline Recommended
- Leading Formulary Access
- New Indication in FC in Pediatric Patients Aged 6-17 (if Approved)

Large Market Opportunity



~4-6M
~40M
Significant opportunity to reach new patients
~4M

~4-6M: Estimated population of pediatric patients aged 6-17 with FC in the U.S.[2]

~40M: Estimated Adult CIC and IBS-C population in the U.S.[3]

~4M: Unique Patients Since Launch of LINZESS [4]

5

[1] IQVIA NPA Week Ending 11/18/22. [2] U.S. Census; Loening-Baucke, V. "Prevalence, Symptoms and Outcome of Constipation in Infants and Toddlers", The Journal of Pediatrics, March 2005; Van der Berg, M.M., et al, "Epidemiology of Childhood Constipation", Am J of Gastro, Vol. 101, p2401, 2006. [3] Lieberman GI Patient Landscape survey, 2010; U.S. Census data. [4] IQVIA Total Patient Tracker October 2022.

Ironwood

LINZESS demand is increasing and fueling U.S. net sales and brand profitability


LINZESS brand profitability (incl. R&D)
LINZESS U.S. net sales
~$1B[1]
in 2022
$1,200
$1,000
$800
$600
$400
$200
$0
(in millions)
2015
2016
2017
2018
2019
2020
2021
2022
2023E[2]

~$350M[1]
Ironwood's share of expected 2022 U.S. LINZESS profits

50/50
Profit share

2023 LINZESS Expectations

- High single-digit demand growth
- Maintain class leading payer access with mid-single-digit price erosion
- 3% to 5% LINZESS U.S. net sales growth
- Deliver strong brand margins

[1] LINZESS U.S. net sales and brand profitability and Ironwood's share of 2022 U.S. LINZESS profits are unaudited, preliminary and based on estimates, and may change as we receive final 2022 data from AbbVie, Inc. and as we and AbbVie complete the preparation of our respective 2022 financial statements. LINZESS net sales are recognized using AbbVie's revenue recognition accounting policies and reporting conventions. As a result, certain rebates and discounts are classified as LINZESS U.S. commercial costs, expenses and other discounts within Ironwood's calculation of collaborative arrangements revenue. LINZESS costs include certain discounts recognized and cost of goods sold incurred by AbbVie; also includes commercial costs incurred by AbbVie and Ironwood that are attributable to the cost-sharing arrangement between the parties. See slide 26 for detailed breakdown. [2] Represents the midpoint of 2023 preliminary internal estimate range as of December 2022 and may change.

6

Ironwood

2023 is an exciting year for our development programs as we anticipate reaching new clinical milestones

Linaclotide Lifecycle Management

Linzess (linaclotide) capsules

Ironwood

abbvie

Pediatric program in FC & IBS-C

- FC affects an estimated 4-6 million children & adolescents in the U.S.[1]
- **sNDA submitted in late 2022** requesting a priority review based on the data and unmet patient need
- Submitted data from Phase 3 clinical trial in FC in pediatric patients 6-17 to the Digestive Disease Week meeting for potential presentation in May 2023
- IBS-C post-marketing studies to continue

Development Assets

CNP-104

Ironwood

COUR

Primary Biliary Cholangitis (PBC)

- PBC affects an estimated 130,000 people in the U.S.[2]
- COUR is currently conducting a clinical study with **data expected in the second half of 2023**
- Introduces a potentially new game-changing therapy for PBC patients in significant need of new treatment options

IW-3300

Ironwood

Interstitial Cystitis / Bladder Pain Syndrome (IC/BPS)

- IC/BPS affects an estimated 4-12 million people in the U.S.[3]
- Continuing Phase 2 proof of concept study in IC/BPS, **with patient dosing expected to begin in early 2023**
- Plan to share additional details on proof of concept study design in early 2023

7

[1] U.S. Census; Loening-Baucke, V. "Prevalence, Symptoms and Outcome of Constipation in Infants and Toddlers," The Journal of Pediatrics, March 2005; Van der Berg, M.M., et al, "Epidemiology of Childhood Constipation", Am J of Gastro, Vol. 101, p2401, 2006. [2] Lu et al., "Increasing Prevalence of Primary Biliary Cholangitis and Reduced Mortality With Treatment," Clinical Gastroenterology and Hepatology 2018;16:1342-1350. [3] Interstitial Cystitis Association, 2022

Ironwood

LINZESS could be the first and only FDA approved Rx therapy to treat functional constipation in pediatric patients aged 6-17

Significant unmet patient need and opportunity

- Incremental 4-6M addressable patients[1]
- Highly symptomatic condition with patients actively seeking care due to distressing symptoms
- Currently no FDA approved prescribed pediatric therapies for FC

Potential for priority review and speed to market

- Anticipate a mid-2023 FC indication with existing 72 mcg dose assuming priority review and FDA approval

Assuming FDA approval, expect to optimize promotion across adult / pediatric indication



Positive Topline Data from Phase 3 Trial

[1] U.S. Census; Loening-Baucke, V. "Prevalence, Symptoms and Outcome of Constipation in Infants and Toddlers", The Journal of Pediatrics, March 2005; Van der Berg, M.M., et al, "Epidemiology of Childhood Constipation", Am J of Gastro, Vol. 101, p2401, 2006.

8

CNP-104 introduces a potentially new game-changing therapy to PBC patients

COUR's proprietary platform combines PDC-E2 with state-of-the-art pharmaceutical nanoparticles to tolerize the immune system and potentially eliminate the immune cell bile duct destruction present in PBC



Encapsulated Disease Specific Antigens

[**Proprietary PLGA nanoparticle with PDC-E2 encapsulated**]

PDC-E2 Antigen	Nanoparticle Platform
• Well-characterized and common PBC autoantigen: PDC-E2 protein • T cell dependent autoimmune mechanisms drive PBC disease pathology	• COUR's platform has shown clinical proof of technology in other antigen specific autoimmune diseases • Scientifically established nanoparticle platform

We are excited about CNP-104

- Potential to be the first PBC disease-modifying therapy
- Couples COUR's immune reprogramming expertise with Ironwood's development and commercial strength and reach in GI
- Ironwood maintains an option to exclusively license CNP-104 for continued development pending proof of concept and commercial viability
- Expect data on program in 2H 2023

9

[1] NEJM 2005(353)1261-1273; Hepatology 1999(29)271–6. [2] J Immunol 1987(138)3525-3531; Journal of Hepatology 2003(39) 639–648

Ironwood

10Increased corporate development activity is core to our strategy Our goal is to identifyassetsin disease areas primarily managed by gastroenterologists / hepatologists tocreate the next growth horizonfor Ironwood as a leader in GI•Defined near-term investments with clear decision points•Moderate mid-stage clinical risk•Opportunity to leverage existing capabilities•Accelerate revenue growth•Broaden foundation for continued growth within GI10•Target innovation, via first-in-class or differentiated opportunities•Focus on serious GI / liver diseases, where disease pathology is well understood•Balancecapitaloutlays withriskprofile•Maintain our ability to deliver profits and generate cashKey Criteria Clinical stage in-licensing or asset acquisitions Transformational M&A opportunities with commercial assets

Strong cash flow generation positions Ironwood well to deliver shareholder value

Ironwood's strong cash position ($M) continues to grow[1]



Cash & Cash Equivalents ($M)
$177
$363
$620
Expect ~ $275[2]
($121)
($126)[3]
Expect ~ $650
as of 12/31/2019
as of 12/31/2020
as of 12/31/2021
2022 cash flow generated
2022 convertible note repayment
2022 share repurchases
estimate as of 12/31/2022

2022 Capital Allocation Highlights:

- Completed the $150 million board authorized share repurchase program in Q2'2022; repurchased 13.1 million shares at an average price per share of $11.47, reducing outstanding shares by ~8%[4]
- Repaid in full $121 million 2022 convertible note principal amount in cash; As of December 31, 2022, $400 million in convertible notes outstanding

Capital Allocation Priorities

Maximize LINZESS
continue to drive growth through commercial innovation and Lifecycle Management

+

Strengthen and Progress Innovative GI Portfolio
actively pursuing innovative GI assets

+

Return of Capital
completed board authorized share repurchase program in Q2'2022

[1] Reflects year-end balance of cash and cash equivalents for 2019, 2020, and 2021; 2022 cash and cash equivalents is unaudited, preliminary and based on estimates and may change as we receive final 2022 data and complete the preparation of our 2022 financial statements.
[2] Reflects total change in cash and cash equivalents based on preliminary, unaudited estimates for cash and cash equivalents in 2022, excluding impact of share repurchases and 2022 convertible note repayment.
[3] Reflects cash outflows due to share repurchases in 2022; remaining $24M in cash outflows under the full $150M authorization occurred in 2021.
[4] Based on shares of Class A Common Stock outstanding as of July 31, 2021.

11

Ironwood

We are updating FY 2022 financial guidance and providing FY 2023 guidance

Ironwood	Previous 2022 Guidance (Nov 2022)	Updated 2022 Guidance[2]	2023 Guidance
LINZESS U.S. net sales growth	Low single digits %	~0%	**3% – 5%**
Ironwood revenue	$420 – $430 million	~$411 million	**$420 – $435 million**
Adjusted EBITDA[1]	>$250 million	~$250 million	**>$250 million**

[1] Adjusted EBITDA is calculated by subtracting mark-to-market adjustments on derivatives related to Ironwood's 2022 Convertible Notes, restructuring expenses, net interest expense, income taxes, depreciation and amortization from GAAP net income. For purposes of this guidance, we have assumed that the Company will not incur material expenses related to business development activities in 2022 and 2023. Ironwood does not provide guidance on GAAP net income or a reconciliation of expected adjusted EBITDA to expected GAAP net income because, without unreasonable efforts, it is unable to predict with reasonable certainty the non-GAAP adjustments used to calculate adjusted EBITDA. These adjustments are uncertain, depend on various factors and could have a material impact on GAAP net income for the guidance period. [2] Guidance based on unaudited, preliminary and estimated amounts and may change as we receive final 2022 data and complete the preparation of our 2022 financial statements.

12

Ironwood

IRWD: Well-positioned to deliver shareholder value

- Leading position in the adult IBS-C / CIC market with over $1 billion in 2022 LINZESS U.S. net sales[1], with continued strong prescription demand growth potential[1]
- Well-positioned to expand clinical profile of LINZESS with potential FDA approval of FC indication in 6-17 children & adolescents in 2023
- Highly capable commercial team with deep GI experience across the U.S. with strong relationships with leading GI specialists and PCPs
- Emerging pipeline with potential inflection points with upcoming data; actively pursuing opportunities to strengthen innovative portfolio of GI assets in areas of high unmet need
- Strong balance sheet and cash flows enables disciplined capital allocation to reach appropriate new patients and to deliver value to shareholders
- Accomplished management team with strong GI commercial, drug development and M&A expertise

Our Strategic Priorities:

Maximize LINZESS

+

Strengthen and Progress Innovative GI Portfolio

+

Deliver Sustained Profits and Generate Cash Flow

[1] 2022 LINZESS U.S. net sales are unaudited, preliminary and based on estimates, and may change as we receive final 2022 data from AbbVie and as we and AbbVie complete the preparation of our respective 2022 financial statements. LINZESS U.S. net sales are reported by AbbVie and LINZESS costs incurred by each of us and AbbVie are reported in our respective financial statements.

13

Ironwood

Appendix

Japan Rest of world China (incl. Hong Kong & Macau) •LINZESS launched in Japan for IBS-C in March 2017 and chronic constipation in August 2018•Astellas has exclusive rights to develop, manufacture & commercialize•IRWD eligible for royalties beginning in the mid single-digits escalating up to low double-digit %, based on annual net sales in Japan •LINZESS launched in China in November 2019•Chinese National Healthcare Security Administration (NHSA) included LINZESS in 2021 reimbursement list•AstraZeneca has exclusive rights to develop, manufacture, & commercialize•IRWD eligible for up to $90M in sales-based milestones and royalties starting in mid single digits escalating up to 20%, based on annual net sales in China (including Hong Kong and Macau) Global linaclotide partnerships designed to enable access worldwide15

LINZESS Achieved All-Time Highs in TRx Volume and Market Share in 2022

LINZESS TRx Volume – All-Time High[1]



Volume
85,000
80,000
75,000
70,000
65,000
60,000
55,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2022
2021
2020

LINZESS TRx Market Share – All-Time High[1]



TRx Market Share
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
11/01/19
03/01/20
07/01/20
11/01/20
03/01/21
07/01/21
11/01/21
03/01/22
07/01/22
11/01/22
LINZESS All-Time High (44%)
Lactulose Molecule (41%)
Total AMITIZA (8%)
Trulance (4%)
Montegrity (3%)
Zelnorm (0%)
Ibsrela (0%)

16

[1] IQVIA NPA Week Ending November 18, 2022.

Ironwood

Strong LINZESS new-to-brand volume and 90-day prescriptions are key indicators of future growth potential

LINZESS NBRx Volume Growth[1]



+9% Y/Y
140,000
135,000
130,000
125,000
120,000
Q3 2021
Q3 2022

LINZESS 90-Day Prescription ~21%[2]



Average TRx fill size
44
43
42
41
40
39
38
37
36
35
34
Feb 2016
Oct 2016
Jun 2017
Feb 2018
Oct 2018
Jun 2019
Feb 2020
Oct 2020
Jun 2021
Feb 2022
Oct 2022
% 90 Count LINZESS 3
22%
20%
18%
16%
14%
12%
10%
2018
2019
2020
2021
2022

[1] IQVIA Patient Insights, Q3 2022. [2] IQVIA Weekly NPA October 2022. [3] IQVIA Quantity Frequency October 2022.

17

Ironwood

The natural history of Primary Biliary Cholangitis (PBC)

PBC is a chronic inflammatory autoimmune cholestatic liver disease, which when untreated will culminate in end-stage biliary cirrhosis. Current available therapies can slow disease progression but are not curative.



Preclinical or Silent
Asymptomatic
Symptomatic
Preterminal
AMA +
ALP +/-GGT
Fatigue
Pruritus
Abdominal pain
Portal hypertension
Variceal bleeding
Jaundice
2 years
Liver
Failure
Up to 20 years
*30-50% asymptomatic after
5 years
Ascites
Encephalopathy
6-10 years
Approx. 10 years

18

Hunter Chascsa DM, Lindor KD. J Gastroenterol 2019.

Ironwood

IW-3300: We are continuing Phase II POC study start up activities in IC/BPS

Opportunity to test the "cross-talk" hypothesis in humans for the first time

- **Strong pre-clinical data:** Stable peptide expected to provide great flexibility in formulation
  - IW-3300 demonstrated pain relief in bladder pre-clinical hypersensitivity model
  - IW-3300 reversed endometriosis-induced vaginal hypersensitivity in a pre-clinical vaginal distension model
- **Very high unmet need in Interstitial Cystitis / Bladder Pain Syndrome and in Endometriosis**
  - Limited number of treatment options available
  - Patients surveyed report experiencing a low QoL and many reported experiencing reduced productivity
- **Strong pre-clinical evidence combined with sound scientific & commercial rationale supports POC study to explore potential impact of IW-3300 on chronic visceral pain outside of GI tract**
- **Successfully completed dosing studies in healthy volunteers in 2022**


Minimal fluid secretion
Pain relief

Target indications are strategically linked to GC-C mechanism, designed to address a significant medical need and have a defined path to POC

19

Ironwood

IW-3300 proof of concept study overview

Pain associated with interstitial cystitis/bladder pain syndrome (IC/BPS)

	Study Plan Concept
Trial Design	Randomized, double-blind, Placebo-controlled design
Patient Selection	IC/BPS patients Moderate to severe baseline pain based on 11-point numeric rating scale
Treatment Groups	Placebo 2 doses IW-3300
	85 patients per group
Route of Administration	Rectal foam administered QD to provide adequate target tissue engagement and exposure
Treatment Duration	12-week treatment period
Endpoints	**Key Endpoints:** • Change from baseline in worst bladder pain • Safety and tolerability **Exploratory Endpoints:** • Urinary symptoms (e.g., sense of urgency, frequency) • Quality of life outcomes • Changes in IC/BPS assessments & sub-scores
Assessments	11-point NRS Pain / Visual Analog Scale (VAS) Daily urinary symptoms Other weekly or monthly IC/BPS assessments (e.g., Genitourinary Pain Index)

20

Ironwood®

21We are prioritizing serious, organic GI diseases primarily managed by gastroenterologists Abdominal Pain Pruritis Celiac Disease Liver Injury / Failure Pancreatitis Esophageal / Allergic Gut Inflammation Rare GI Diseases

Q3 2022 financial performance

$261M

U.S. LINZESS Net Sales[1]

3% Y/Y growth

Strong LINZESS prescription demand growth was partially offset by net price erosion

LINZESS commercial margin: 74%[1]

$109M

Total Ironwood Revenues

Primarily driven by **$105M** in U.S. LINZESS collaboration revenue

$50M

GAAP Net Income

$0.33/share – basic
$0.28/share – diluted

$69M

Adjusted EBITDA[2]

Ended Q3 2022 with $574 million of cash and cash equivalents

22

[1] LINZESS U.S. net sales are reported by AbbVie and LINZESS costs incurred by each of us and AbbVie are reported in our respective financial statements. LINZESS costs include certain discounts recognized and cost of goods sold incurred by AbbVie, as well as commercial costs incurred by AbbVie and Ironwood that are attributable to the cost-sharing arrangement between the parties. See slide 26 for detailed breakdown. [2] Refer to the Reconciliation of GAAP net income to adjusted EBITDA on slide 25 of this presentation.

Ironwood

12022 cash and cash equivalents is unaudited, preliminary and based on estimates and may change as we receive final 2022 data and complete the preparation of our 2022 financial statements. 2 Due dates of aggregate principal amounts of convertible senior notes outstanding as of December 31, 2022. $200$200$0$100$200$300$4002023202420252026Principal in $MsDebt Maturity Profile2 0.75% Convertible NotesConv price: $13.39Capped call price: $17.05 1.50% Convertible NotesConv price: $13.39Capped call price: $17.0523 Expect to end 2022 with ~$650 million in cash and cash equivalents1We are maintaining a strong capital structure

Q3 2022 financial summary

Reconciliation of GAAP results to non-GAAP financial measures[1]

	Three Months Ended September 30, 2022 (000s, except per share amounts)	Nine Months Ended September 30, 2022 (000s, except per share amounts)
GAAP net income	$ 50,317	$ 126,198
Adjustments:		
Mark-to-market adjustments on the derivatives related to convertible notes, net	(151)	(200)
Non-GAAP net income	$ 50,166	$ 125,998
GAAP net income per share – basic	$ 0.33	$ 0.82
Adjustments to GAAP net income (detailed above)	-	-
Non-GAAP net income per share – basic	$ 0.33	$ 0.82
GAAP net income per share – diluted	$ 0.28	$ 0.69
Adjustments to GAAP net income (detailed above)	-	-
Non-GAAP net income per share – diluted	$ 0.28	$ 0.69

[1] The company presents non-GAAP net income and non-GAAP net income per share to exclude the impact of net gains and losses on the derivatives related to our 2022 convertible notes that are required to be marked-to-market. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. For a reconciliation of the company's non-GAAP financial measures to the most comparable GAAP measures, please refer to the table above. Additional information regarding the non-GAAP financial measures is included in the company's press release dated November 3, 2022. Management believes this non-GAAP information is useful for investors, taken in conjunction with Ironwood's GAAP financial statements, because it provides greater transparency and period-over-period comparability with respect to Ironwood's operating performance. These measures are also used by management to assess the performance of the business. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies.

24

Ironwood

Q3 2022 financial summary

Reconciliation of GAAP net income to adjusted EBITDA

	Three Months Ended September 30, 2022 (000s)	Nine Months Ended September 30, 2022 (000s)
GAAP net income[1]	$ 50,317	$ 126,198
Adjustments:		
Mark-to-market adjustments on the derivatives related to convertible notes, net	(151)	(200)
Interest expense	1,524	6,072
Interest and investment income	(2,807)	(4,055)
Income tax expense	19,590	53,959
Depreciation and amortization	362	1,078
Adjusted EBITDA	$ 68,835	$ 183,052

[1] Ironwood presents GAAP net income and adjusted EBITDA, a non-GAAP measure. Adjusted EBITDA is calculated by subtracting mark-to-market adjustments on derivatives related to Ironwood's 2022 Convertible Notes, net interest expense, income taxes, depreciation and amortization from GAAP net income. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. For a reconciliation of the company's non-GAAP financial measures to the most comparable GAAP measures, please refer to the table above. Additional information regarding the non-GAAP financial measures is included in the company's press release dated November 3, 2022. Management believes this non-GAAP information is useful for investors, taken in conjunction with Ironwood's GAAP financial statements, because it provides greater transparency and period-over-period comparability with respect to Ironwood's operating performance. These measures are also used by management to assess the performance of the business. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies.

25

Ironwood®

Q3 2022 financial summary

LINZESS U.S. Brand Collaboration

Commercial Profit & Collaboration Revenue[1]

	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2022
	(000s)	(000s)
LINZESS U.S. net product sales	$ 261,131	$ 741,816
AbbVie & Ironwood commercial costs, expenses and other discounts[2]	68,499	205,878
Commercial profit on sales of LINZESS	$ 192,632	$ 535,938
Commercial Margin	*74%*	*72%*
Ironwood's share of net profit	96,316	267,969
Reimbursement for Ironwood's commercial expenses	8,908	26,026
Ironwood's collaboration revenue	$ 105,224	$ 293,995

Ironwood & AbbVie Total Net Profit

	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2022
	(000s)	(000s)
LINZESS U.S. net product sales	$ 261,131	$ 741,816
AbbVie & Ironwood commercial costs, expenses and other discounts[2]	68,499	205,878
AbbVie & Ironwood R&D expenses[3]	7,620	24,000
Total net profit on sales of LINZESS	$ 185,012	$ 511,938

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[1] The purpose of the Commercial Profit and Collaboration Revenue table is to present the calculation of Ironwood's share of net profits generated from sales of LINZESS in the U.S. and Ironwood's collaboration revenue / expense; [2] Includes certain discounts recognized and cost of goods sold incurred by AbbVie; also includes commercial costs incurred by AbbVie and Ironwood that are attributable to the cost-sharing arrangement between the parties. [3] R&D expenses related to LINZESS in the U.S. are shared equally between Ironwood and AbbVie under the collaboration agreement.

Ironwood®